FARMOUT AGREEMENT

This Agreement dated the 12th day of March, 2013

 BETWEEN:

Summit West Oil, LLC, a company incorporated under the laws of the State of Washington and having an office at 1048 West 11th. Avenue, Spokane, WA 99204

(hereinafter referred to as “SW” or “Farmor”)

                                                                                                             OF THE FIRST PART

AND:

NORSTRA ENERGY INC., a Nevada company having an office at 2860 Exchange Blvd, Suite 400, Southlake, TX 76092

                        (hereinafter referred to as “Norstra” or the “Farmee” )

                                                                                                             OF THE SECOND PART

WHEREAS the Farmor is the beneficial owner of 100% working interests in and to the Lease Documents relating to the Farmout Lands, as more particularly described in the attached Schedule “A”.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements herein contained, the parties hereby covenant and agree as follows:

1.            Definitions

            Each capitalized term used in this Agreement will have the meaning given to it in the Farmout & Royalty Procedure and in addition:

(a)          “AFE” means the projected budget to drill and complete a horizontal well drilled into the Bakken Oil Formation on the Farmout Lands as attached in Schedule B.

(b)          "Exchange" means US Over The Counter Market (OTC);

(c)          "Farmee" means Norstra;

(d)          “Farmor" refers to SW;

(e)          “Farmout Lands" means those lands described as the South Sun River Prospect in the attached Schedule "A";

(f)           “Lease Documents” means the document or documents of title described in the attached Schedule “A”;

(g)          “Payout” means after recovery of all costs actually incurred by the Farmee to drill and complete a Well;

(h)          “Assignment” means the assignment from SW to Norstra for all either the earned spacing unit of any well drilled OR after all obligations under 3 (a)-(d) have been met means the assignment of all leases in Schedule A from SW to Norstra.

2.            Schedule

            The following schedule is attached hereto and form part of this Agreement:

Schedule “A” which describes the leases that represent the South Sun River Prospect.

3.            Interest Earned

The Farmee shall have the option to earn a 100% working interest by doing the following:

(a)          Spending an aggregate of $200,000 on exploration work as follows:

(i)            Send $60,000 no later than April 5, 2013 on acquiring seismic and other miscellaneous exploration data on the Farmout Lands;

(ii)           Spend an additional $140,000 no later than April 30, 2013 for the initial working program, re-interpret existing 2D seismic data and delineate potential drill locations.

(b)          Drill and complete a horizontal well into the Bakken Oil Formation at an estimated cost of $5,000,000 as set out in Schedule “B” by December 31, 2013;

(c)          Drill and complete a second horizontal well into the Bakken Oil Formation at an estimated cost of $5,000,000 as set out in Schedule “B” by June 30, 2014;

(d)          Drill and complete a horizontal well into the Bakken Oil Formation at an estimated cost of $5,000,000 as set out in Schedule “B” by December 31, 2014;

(e)          Upon completion of the steps set out in 3(a) through 3(d) above, the Farmee shall have earned the above mentioned 100% working interest in the entire acreage constituting the Farmout Lands.  In the event that the Farmee only completed the first and/or the first and second well, but the Farmee elects not to proceed with the second and/or third well, the Farmee will earn the above mentioned working interests only on the spacing unit that they drilled the well(s) on.

4.            Royalties and Carried Interest

The Farmee acknowledges that the Farmout Lands are subject to royalty burdens totalling 20%.

5.            Operations

(a)          The Farmee shall have the right to choose the operator, subject to the approval of the Farmor, which approval shall not be unreasonably withheld.

(b)          All operations conducted pursuant to this Agreement will be in a lawful manner and in accordance with good oilfield practice.

(c)          All operations conducted by the Farmee pursuant to this Agreement will be at the Farmee’s individual sole cost, risk and expense.

6.            Representations and Warranties

The Farmor hereby represents and warrant to the Farmee as follows:

(a)        SW has been duly incorporated and is a valid and subsisting body corporate under the laws of its jurisdiction of incorporation;

(b)        The Farmor have full right, power and authority to enter into and accept the terms of this Agreement and to carry out the transactions contemplated therein;

(c)        The Farmor is the beneficial owners of the undivided working interests in and to the Lease Documents and the Farmout Lands as set forth in the attached Schedule “A” and all leases are in good standing.

(d)        There are no claims, proceedings, actions, lawsuits, administrative proceedings or governmental investigations in existence, or so far as the Farmor is aware, contemplated or threatened against or with respect to the Farmors (or either of them) or any of the Farmout Lands or Lease Documents and there is no particular circumstance, matter or thing known to the Farmor which could reasonably be anticipated to give rise to any such claim, proceeding, action, lawsuit, proceeding or investment.

The Farmee hereby represents and warrants to the Farmor as follows:

(a)        The Farmee has been duly incorporated and is a valid and subsisting body corporate under the laws of its jurisdiction of incorporation; and

(b)        The Farmee has full right, power and authority to enter into and accept the terms of this Agreement and to carry out the transactions contemplated therein.

7.            Notices

The addresses for service of the Parties in the Agreement are as follows:

Summit West Oil, LLC, 1048 West 11th. Avenue Spokane, WA 99204
NORSTRA ENERGY INC. 2860 Exchange Blvd, Suite 400, Southlake, TX 76092

8.            Regulatory Approval

            The obligations of the Farmee are subject to acceptance by the Exchange of any and all filings required to be made with the Exchange in respect of this Agreement and/or the subject matter thereof.

9.            Transfer of Interest

            Upon the Farmee earning an interest in the Farmout Lands, the Farmor will proceed to transfer and assign such interest in the Lease Documents and the Farmout Lands to the Farmee..  The interest of the Farmee shall be recorded in any division orders filed with respect to producing wells on the Farmout Lands.

10.          Termination

  (a)      This Agreement and the transactions contemplated hereby may be terminated:

(i)            By mutual agreement of the Parties; or

(ii)           By either Party, if, subject to Section 10(b) of this Agreement, there has been a material breach of a covenant or agreement contained in this Agreement, on the part of the other Party, or the failure of a condition, and such breach of a covenant or agreement or failure of a condition has not been cured or waived.

(b)       If the Farmee has committed a material breach of a covenant or agreement relating to drilling obligations, payment on lands, or payment of rentals, the Farmee shall have 30 business days following receipt of notice from the Farmor to cure the breach before this Agreement can be terminated.

11.          General

(a)          The rights and obligations of the parties hereunder will be binding and enure for the benefit of and be enforceable by each of the parties hereto, and their respective successors and permitted assigns.

(b)          This Agreement constitutes the entire Agreement between the parties hereto and no variation of the terms hereof will be binding unless the same is contained in a written document that is signed by all of the parties.

(c)          This Agreement shall be governed by and be construed in accordance with the laws of the State of Nevada, USA.

(d)          Time is of the essence of this Agreement.

(e)          The headings of the paragraphs of this Agreement are inserted for convenience only and do not define, limit, enlarge or alter the meanings of any paragraph or clause herein.

(f)           The Farmee and the Farmor acknowledge that they have been advised to obtain and have obtained independent legal advice.

(g)          This Agreement may be executed in two or more counterparts and delivered by electronic transmission, each of which will be deemed to be an original and all of which will constitute one agreement, effective as of the reference date given above and executed electronic copies will be deemed for all purposes under this Agreement to be valid executed copies of this Agreement.

(h)          All the monetary amounts shall be in the currency of the United States unless otherwise stated.

IN WITNESS WHEREOF each of the parties has duly executed this Agreement to be effective as of the date first above written.

SUMMIT WEST OIL, LLC

per: /s/ Authorized Signatory

NORSTRA ENERGY INC

per:/s/ Glen Landry

                                                                                                                     SCHEDULE "A"

            Attached to and forming part of a Farmout and Royalty Agreement dated the 12th day of March, 2013, between SUMMIT WEST OIL, LLC. and NORSTRA ENERGY INC.

                                                                                   Description of the Lease Documents and the Farmout Lands

SCHEDULE A: SCHEDULE OF LEASES

Township	Range	Section	Legal	Gross Ac	% Ownership	Net Ac	Lease Date	Term
20 N	8 W	2	SW4SE4, S2SW4	120.00	100.00	120.00	6/5/2012	10 years
20 N	8 W	11	W2, W2NE4, N2SE4	480.00	100.00	480.00	6/5/2012	10 years
20 N	8 W	14	N2NW4, SW4NW4, SW4SW4	160.00	100.00	160.00	6/5/2012	10 years
20 N	8 W	34	SE4SE4	40.00	100.00	40.00	6/5/2012	10 years
20 N	8 W	36	NW4, S2	480.00	100.00	480.00	6/5/2012	10 years
20 N	7 W	12	S2NE4, SE4	200.00	100.00	200.00	6/5/2012	10 years
20 N	7 W	13	N2NE4, SW4NE4	120.00	100.00	120.00	6/5/2012	10 years
20 N	7 W	19	E2NW4, NW4NE4, S2NE4, SE4, NE4SW4	400.00	100.00	400.00	6/5/2012	10 years
20 N	7 W	26	N2NW4, SE4NW4, W2NE4, S2SW4	280.00	100.00	280.00	6/5/2012	10 years
20 N	7 W	27	N2N2, S2S2	320.00	100.00	320.00	6/5/2012	10 years
20 N	7 W	31	NE4, NE4SE4	200.00	100.00	200.00	6/5/2012	10 years
20 N	7 W	32	NW4, N2SW4	240.00	100.00	240.00	6/5/2012	10 years
20 N	7 W	33	NE4NE4, S2S2	200.00	100.00	200.00	6/5/2012	10 years
20 N	7 W	34	N2N2	160.00	100.00	160.00	6/5/2012	10 years
20 N	7 W	36	NW4, S2	480.00	100.00	480.00	6/5/2012	10 years
19 N	7 W	2	Lot 4, SW4NW4, N2SW4	161.41	100.00	161.41	6/5/2012	10 years
19 N	7 W	3	Lots 1, 2, 3, 4, S2N2, S2	645.72	100.00	645.72	6/5/2012	10 years
19 N	7 W	5	Lots 3, 4, S2NW4, S2	483.63	100.00	483.63	6/5/2012	10 years
19 N	7 W	8	N2N2, NE4SW4	200.00	100.00	200.00	6/5/2012	10 years
19 N	7 W	10	N2NW4	80.00	100.00	80.00	6/5/2012	10 years
19 N	7 W	14	SW4SW4	40.00	100.00	40.00	6/5/2012	10 years
19 N	7 W	15	NW4NW4, S2SE4, SE4SW4	160.00	100.00	160.00	6/5/2012	10 years
19 N	7 W	17	NW4, NE4NE4, S2NE4, S2	600.00	100.00	600.00	6/5/2012	10 years
19 N	7 W	20	NE4NW4, NW4NE4, S2NE4, N2SE4, NE4SW4	280.00	100.00	280.00	6/5/2012	10 years
19 N	7 W	21	S2SW4	80.00	100.00	80.00	6/5/2012	10 years
19 N	7 W	22	NE4NW4, NW4NE4, E2E2, SW4SE4, SE4SW4	320.00	100.00	320.00	6/5/2012	10 years
19 N	7 W	23	W2W2	160.00	100.00	160.00	6/5/2012	10 years
19 N	7 W	28	NW4NW4, S2NW4	120.00	100.00	120.00	6/5/2012	10 years
19 N	7 W	32	NE4NW4, N2NE4, SE4NE4	160.00	100.00	160.00	6/5/2012	10 years
19 N	7 W	34	N2N2, SE4, NE4SW4	360.00	100.00	360.00	6/5/2012	10 years
18N	6 W	16	All	640.00	100.00	640.00	6/5/2012	10 years
18N	6 W	20	SW4SW4	40.00	100.00	40.00	6/5/2012	10 years
18N	6 W	28	E2NE4, SE4, E2SW4, Dearborn Riverbed and related acreage	329.00	100.00	329.00	6/5/2012	10 years

17N	6W	28	Lot 1, NE4NW4	78.23	100.00	78.23	6/5/2012	10 years
17N	6W	36	All	640.00	100.00	640.00	6/5/2012	10 years
16N	6W	16	All	640.00	100.00	640.00	6/5/2012	10 years

			TOTAL	10097.99		10097.99